EXHIBIT 21

Company                                    County/State of Incorporation
-------                                    -----------------------------


3 Laws Pty Limited                                 Australia
18 Street Productions, Inc.                        Delaware
19th Holdings Corporation                          Delaware
21st Century Fox Film Corporation                  Delaware
AHN/FIT Cable, LLC                                 Delaware
AHN/FIT Holdings, Inc.                             Delaware
AHN/FIT Internet, LLC                              Delaware
AHN/FIT Ventures, Inc.                             Delaware
America's Prince Production Ltd.                   Canada
America's Prince Productions, Inc.                 Delaware
Ames Entertainment Ltd.                            Canada
ARC Holding, Ltd.                                  Delaware
Auction Media Ventures, LLC                        Delaware
Baja Holdings, Inc.                                Delaware
Baja Studios, Inc.                                 Delaware
Bazmark Film Pty. Limited                          Australia
Because He Can Productions, Inc.                   Delaware
BHC International Television, Inc.                 Delaware
BHC Network Partner, Inc.                          Delaware
BHC Network Partner II, Inc.                       Delaware
BHC Network Partner III, Inc.                      Delaware
BHC Properties, Inc.                               Delaware
Blue Sky Studios, Inc.                             Delaware
Bluebush Productions, LLC                          Delaware
British Movietonews Limited                        UK
BST, S.A. de C.V.                                  Mexico
Cable Network Services, LLC                        Delaware
Camp Management Incorporated, S.A.                 Dominican Republic
CANLaws Productions Ltd.                           Canada
Cannell Entertainment, Inc.                        Delaware
Cannell Production Services, Inc.                  Canada
Can't Can't Productions, Inc.                      Delaware
CCI Broadcasting, Inc.                             Delaware
CCI Television Productions, Inc.                   California
CCI Television, Inc.                               Delaware
Centfox Film GSmbH                                 Austria
Centfox-Film, GSmbH                                Austria
Cinemas Fox-Severlano Ribeiro Limited              Brazil
Cinemascope Products, Inc.                         Delaware
Colony Productions, Ltd.                           Canada
Cornwall Venture, LLC                              Delaware
Cotton Cage Productions, Inc.                      Delaware
Crash, LLC                                         Delaware
D.A.W. Productions, Inc.                           Delaware
DAS Productions Ltd.                               Canada
DAT Productions, Inc.                              Delaware
Day John Died Productions, Inc.                    Delaware
Deliberate Intent Productions Ltd.                 Canada
Deliberate Intent, Inc.                            Delaware

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Deluxe Laboratories Film Storage, Inc.                              New Jersey
Died Rich Productions Ltd.                                          Canada
Digital Leaseholds, Inc.                                            Delaware
Dodgertown, Inc.                                                    Florida
Drive-In Cinemas Limited                                            Kenya
ELC Productions Ltd.                                                Canada
Elling Productions, Inc.                                            Delaware
Emmett Street Films, Inc.                                           Delaware
End of Day Productions, Inc.                                        Delaware
Evergreen Television Production, Inc.                               California
F4 Productions, Inc.                                                Delaware
FA Productions, Inc.                                                Delaware
FBC Sub, Inc.                                                       Delaware
Fever Pitch Productions, Inc.                                       Delaware
FF Productions Limited                                              Canada
Final Stretch Productions, Inc.                                     Delaware
FLAC Worldwide LLC                                                  Delaware
Footsteps Productions Ltd.                                          Canada
Footsteps Productions, Inc.                                         Delaware
Four Star Entertainment Corp.                                       Delaware
Four Star International, Inc.                                       California
Fox Alternative Productions, Inc.                                   Delaware
Fox Animation Los Angeles, Inc.                                     Delaware
Fox Animation Studios, Inc.                                         Delaware
Fox Australia Investments Pty. Limited                              Australia
Fox Australia Pty. Limited                                          Australia
Fox Baseball Holdings, Inc.                                         Delaware
Fox Basketball Holdings, LLC                                        Delaware
Fox Broadcasting Company                                            Delaware
Fox Broadcasting Sub, Inc.                                          Delaware
Fox Cable Networks Productions, Inc.                                Delaware
Fox Cable Network Services, LLC                                     Delaware
Fox Cable Networks Ventures, Inc.                                   Delaware
Fox Center Productions, Inc.                                        Delaware
Fox Channels Japan, Inc.                                            Delaware
Fox Channels Venezuela, S.R.L.                                      Venezuela
Fox Circle Productions, Inc.                                        Delaware
Fox Daytime Prods., Inc.                                            Delaware
Fox Development Group, Inc.                                         Delaware
Fox East Productions, Inc.                                          Delaware
Fox Film De Cuba S.A.                                               Cuba
Fox Film de la Argentina S.A.                                       Argentina
Fox Film Do Brasil Ltda.                                            Brazil
Fox Film Music Corporation                                          Delaware
Fox Filmed Entertainment Australia Pty. Limited                     Australia
Fox Global Holdings, Inc.                                           Delaware
Fox Hockey Holdings, LLC                                            Delaware
Fox Home Entertainment Ltd.                                         UK
Fox Home Entertainment Worldwide L.L.C.                             Delaware
Fox Interactive Ltd.                                                UK
Fox Interactive Television, LLC                                     Delaware
Fox Interactive, Inc.                                               Delaware
Fox Interamericana S.A.                                             Mexico
Fox International Channels Espana S.L.                              Spain
Fox International Channels Italy S.r.L.                             Italy
Fox International Channels (UK) Limited                             UK
Fox International Channels (US), Inc.                               Delaware
Fox International Equity, Inc.                                      Delaware
Fox International, Inc.                                             Delaware
Fox Island Productions, Inc.                                        Delaware
Fox Japan Movie Channels, Inc.                                      Delaware

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Fox Lane Productions, Inc.                                        Delaware
Fox LAPTV LLC                                                     Delaware
Fox Late Night Productions, Inc.                                  Delaware
Fox Latin American Channel, Inc.                                  Delaware
Fox Latin American Channel SRL                                    Argentina
Fox Latin American Channels do Brasil Ltda.                       Brazil
Fox Lone Star Holdings, LLC                                       Delaware
Fox Media Services, Inc.                                          Delaware
Fox Moore Park Pty. Limited                                       Australia
Fox Motion Picture Venture No. 1, Inc.                            Delaware
Fox Movie Channel, Inc.                                           Delaware
Fox Movietonews, Inc.                                             Delaware
Fox Music, Inc.                                                   Delaware
Fox Net, Inc.                                                     Delaware
Fox News Holdings, Inc.                                           Delaware
Fox News Network, LLC                                             Delaware
Fox News Productions, Inc.                                        Delaware
Fox News Service, Inc.                                            Delaware
Fox News, Inc.                                                    Delaware
Fox Nitetime Prods., Inc.                                         Delaware
Fox Optco, LLC                                                    Delaware
Fox Partnership Investment Pty. Limited                           Australia
Fox Pathe Home Entertainment Limited                              UK
Fox Pay - Per - View Services, Inc.                               Delaware
Fox Production Services Australia Pty. Limited                    Australia
Fox Professional Services 2, LLC                                  Delaware
Fox Professional Services 3, LLC                                  Delaware
Fox Professional Services, LLC                                    Delaware
Fox Records, Inc.                                                 Delaware
Fox Regional Sports Holdings II, Inc.                             Delaware
Fox Regional Sports Holdings, Inc.                                Delaware
Fox Regional Sports Member II, Inc.                               Delaware
Fox Searchlab, Inc.                                               Delaware
Fox Searchlight Pictures, Inc.                                    Delaware
Fox Searchlight (UK) Limited                                      UK
Fox Services, Inc.                                                Delaware
Fox Software, Inc.                                                Delaware
Fox Sports Arena, LLC                                             Delaware
Fox Sports Basketball, LLC                                        Delaware
Fox Sports CNS, LLC                                               Delaware
Fox Sports Digital Nets, Inc.                                     Delaware
Fox Sports Eastern Europe, LLC                                    Delaware
Fox Sports Hockey, LLC                                            Delaware
Fox Sports International B.V.                                     Netherlands
Fox Sports International Distribution Ltd.                        Cayman Islands
Fox Sports Israel Distribution LLC                                Delaware
Fox Sports Middle East Ltd.                                       Cayman Islands
Fox Sports Net Arizona, LLC                                       Delaware
Fox Sports Net Bay Area Holdings, LLC                             Delaware
Fox Sports Net Canada Holdings, LLC                               Delaware
Fox Sports Net Chicago Holdings, LLC                              Delaware
Fox Sports Net Detroit, LLC                                       Delaware
Fox Sports Net Distribution, LLC                                  Delaware

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Fox Sports Net Finance, Inc.                                      Delaware
Fox Sports Net Financing, Inc.                                    Delaware
Fox Sports Net North, LLC                                         Delaware
Fox Sports Net National Ad Sales Holdings, LLC                    Delaware
Fox Sports Net National Network Holdings, LLC                     Delaware
Fox Sports Net Northwest, LLC                                     Delaware
Fox Sports Net Pittsburgh, LLC                                    Delaware
Fox Sports Net Rocky Mountain, LLC                                Delaware
Fox Sports Net West 2, LLC                                        Delaware
Fox Sports Net West, LLC                                          Delaware
Fox Sports Net, Inc.                                              Delaware
Fox Sports Networks, Inc.                                         Delaware
Fox Sports Productions, Inc.                                      Delaware
Fox Sports RPP Holdings, Inc.                                     Delaware
Fox Sports U.S. Distribution LLC                                  Delaware
Fox Sports World Middle East, LLC                                 Delaware
Fox Sports World, LLC                                             Delaware
Fox Square Productions (Canada), Inc.                             Delaware
Fox Square Productions, Inc.                                      Delaware
Fox Stations Sales, Inc.                                          Delaware
Fox Studios Australia Pty. Limited                                Australia
Fox Television Animation, Inc.                                    Delaware
Fox Television Australia Pty. Limited                             Australia
Fox Television Group S. de R.L. de C.V.                           Mexico
Fox Television Holdings, Inc.                                     Delaware
Fox Television Stations of Birmingham, Inc.                       Delaware
Fox Television Stations of Philadelphia, Inc.                     Delaware
Fox Television Stations, Inc.                                     Delaware
Fox Television Studios, Inc.                                      Delaware
Fox Transactional TV, Inc.                                        Delaware
Fox Tunes, Inc.                                                   Delaware
Fox Unit Investment Pty. Limited                                  Australia
Fox Video International Corporation                               Delaware
Fox West Pictures, Inc.                                           Delaware
Fox World Australia Pty. Limited                                  Australia
Fox World Productions, Inc.                                       Delaware
Fox World UK Limited                                              UK
Fox World Ventures Holland, Inc.                                  Delaware
Fox Worldwide Telecommunications LLC                              Delaware
Fox Worldwide Television LLC                                      Delaware
Fox Worldwide Theatrical LLC                                      Delaware
Foxfilmes Limitada                                                Portugal
Foxlab, Inc.                                                      Delaware
FoxStar Productions, Inc.                                         Delaware
FoxVideo International Distribution, Inc.                         Delaware
FoxVideo Ltd.                                                     UK
FoxVideo New Zealand Limited                                      NZ
FoxView, Inc.                                                     Delaware
Foxwatch Productions, Inc.                                        Delaware
Fox/UTV Holdings, Inc.                                            Delaware
Fox-NGC (International) Holdings, Inc.                            Delaware
Fox-NGC (US) Holdings, Inc.                                       Delaware

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FRSM FX, Inc.                                                     Delaware
FRSM Holdings, Inc.                                               Delaware
FRT Productions, Inc.                                             Delaware
FS Australia LLC                                                  Delaware
FS Spanish Channels LLC                                           Delaware
FSI SPV, Inc.                                                     Delaware
FSN Sunshine Holdings, Inc.                                       Delaware
FSO Productions, Inc.                                             Delaware
FTS Boston, Inc.                                                  Delaware
FTS Investments, Inc.                                             Delaware
FTS North Carolina, Inc.                                          Delaware
FTS Philadelphia, Inc.                                            Delaware
Fuel TV, Inc.                                                     Delaware
Fury Road Productions Pty. Limited                                Australia
FWA Productions, Inc.                                             Delaware
FX Networks, LLC                                                  Delaware
Galaxy Way Finance Company, Inc.                                  Delaware
Galaxy Way Productions, Inc.                                      Delaware
Galileo Productions, Inc.                                         Delaware
GATV Productions, Inc.                                            Delaware
Geek Productions, Inc.                                            Delaware
Genesis Video Entertainment, Inc.                                 Illinois
Georgetown Productions Ltd.                                       Canada
Georgetown Productions, Inc.                                      Delaware
Giant Bowling Pin Productions, Inc.                               Delaware
Glen Avenue Films, Inc.                                           Delaware
Glimpse of Hell Productions Ltd.                                  Canada
Glimpse of Hell Productions, Inc.                                 Delaware
Glow Productions Ltd.                                             Canada
Gold Key Entertainment, Inc.                                      Delaware
Gone Fission, Inc.                                                Delaware
Good Ghouls, Inc.                                                 Delaware
Greenleaves Productions, Inc.                                     Delaware
GTH-103, Inc.                                                     Ohio
Guthy-Renker Holding Corporation                                  Delaware
Harmon Cove Productions, Inc.                                     California
Harsh Realm US Prodco, Inc.                                       Delaware
Highgate Pictures, Inc.                                           Delaware
Highgate Productions, Inc.                                        Delaware
Hispano FoxFilm S.A.E.                                            Spain
Hot Zone Productions, Inc.                                        Delaware
HP Integration, Inc.                                              Delaware
Hurt Bert Productions, Inc.                                       Delaware
HZ Productions Ltd.                                               Canada
In-Cine Distribuitora Cinematografica, S.L.                       Spain
International Sports Programming LLC                              Delaware
ISP Transponder, LLC                                              Delaware
J&A Productions, Inc.                                             Canada
KCOP Television, Inc.                                             California
KDFW License, Inc.                                                Nevada
KDFW Television, Inc.                                             Nevada
KNSD License, Inc.                                                Delaware
Kronenberg Chronicles, Inc.                                       Delaware
KSAZ License, Inc.                                                Delaware
KSAZ Television, Inc.                                             Delaware
KTBC License, Inc.                                                Nevada
KTBC Television, Inc.                                             Nevada
KTVI License, Inc.                                                Nevada
KTVI Television, Inc.                                             Nevada

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L.C. Holding Corp.                                                Delaware
LAPTV A Corporation                                               Delaware
LAPTV B Corporation                                               Delaware
Larchmont Productions, Inc.                                       Delaware
Law Productions Ltd.                                              Canada
Latin America Finance Company, Inc.                               Cayman Islands
Leap Off Productions, Inc.                                        California
Learning Corporation of America                                   Delaware
Learning Corporation of America Films, Inc.                       Delaware
Les Productions Fox Europa S.A.                                   France
Liberty Productions, Inc.                                         Delaware
Liberty/Fox Southeast LLC                                         Delaware
Library Holdings, Inc.                                            Delaware
Looks At Productions, Inc.                                        Delaware
Los Angeles Dodgers, Inc.                                         Delaware
Lunit Productions, Inc.                                           Delaware
Millennium Canadian Productions East Ltd.                         Canada
Millennium Canadian Productions Ltd.                              Canada
Millennium US Prodco, Inc.                                        Delaware
Mirror Pictures Corporation                                       Delaware
Monet Lane Prods., Inc.                                           Delaware
Monty Two, Inc.                                                   Delaware
Mooseport Productions, Inc.                                       Delaware
Mounty Productions Ltd.                                           Canada
Movietonews, Inc.                                                 New York
MVP Video Productions, Inc.                                       Delaware
NA Property Holdings, Inc.                                        Delaware
National Studios, Inc.                                            Delaware
Natural History New Zealand Limited                               NZ
Netherlands Fox Film Corporation B.V.                             Netherlands
New Dallas Media, Inc.                                            Delaware
New DMIC, Inc.                                                    Delaware
New Millennium Investors L.L.C.                                   Delaware
New World Administration                                          California
New World Animation, Ltd.                                         Delaware
New World Communications Group
     Incorporated                                                 Delaware
New World Communications of Atlanta, Inc.                         Delaware
New World Communications of Detroit, Inc.                         Delaware
New World Communications of
     Kansas City, Inc.                                            Delaware
New World Communications of
     Milwaukee, Inc.                                              Delaware
New World Communications of Ohio, Inc.                            Delaware
New World Communications of St Louis, Inc.                        Missouri
New World Communications of Tampa, Inc.                           Delaware
New World Entertainment, Ltd.                                     Delaware
New World Pictures, Ltd.                                          Delaware
New World Television Incorporated                                 Delaware
New World Television Productions, Inc.                            California
New World Television Programming                                  California
New World Video                                                   California
New World/Genesis Distribution                                    California
News From The Edge Productions Ltd.                               Canada
News From The Edge, Inc.                                          Delaware

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News Germany Holding GmbH                                         Germany
News Preferred Finance, Inc.                                      Delaware
NF Productions, Inc.                                              Delaware
Norcal Communications, Inc.                                       California
Northgate Productions, Inc.                                       Delaware
NW Communications of Austin, Inc.                                 Texas
NW Communications of Phoenix, Inc.                                Delaware
NW Communications of San Diego, Inc.                              Delaware
NW Communications of Texas, Inc.                                  Texas
NW Management Incorporated                                        Delaware
NW Programs Incorporated                                          Delaware
NWC Acquisition Corporation                                       Delaware
NWC Holdings Corporation                                          Delaware
NWC Intermediate Holdings Corporation                             Delaware
NWC Management Corporation                                        Delaware
NWC Sub I Holdings Corporation                                    Delaware
NWC Sub II Holdings Corporation                                   Delaware
NWCG Holdings Corporation                                         Delaware
NWE Holdings Corporation                                          Delaware
NWE Sub I Incorporated                                            Delaware
NWTV Intermediate Holdings Corporation                            Delaware
O/Y Fox Film A/B                                                  Finland
On the Blocks Pty. Limited                                        Australia
Oregon Television, Inc.                                           Oregon
P&T Productions, Inc.                                             California
Panoramic Productions, Inc.                                       California
Pico Films, Inc.                                                  Delaware
Pinelands Broadcasting, Inc.                                      New Jersey
Pinelands, Inc.                                                   Delaware
President Video Limited                                           UK
Prime Network LLC                                                 Wyoming
Prime Time Media, Inc.                                            Delaware
Rags Productions, Inc.                                            California
Ray Tracing Films, Inc.                                           Delaware
Redemption Productions, Inc.                                      Delaware
Redweed Productions, LLC                                          Delaware
REI Datacast, Inc.                                                Delaware
Rewind Music, Inc.                                                Delaware
Rubicon Enterprises, Inc.                                         Delaware
Say It Isn't So Productions, Inc.                                 Delaware
SC Productions, Inc.                                              Delaware
Schrodinger's Cat Productions, Inc.                               Delaware
SCI Sub 1 Incorporated                                            Delaware
SCI Subsidiary Corporation                                        Delaware
SCPI, Inc.                                                        Delaware
Servicios BST, S.A. de C.V.                                       Mexico
Seven Seas Ventures II, Inc.                                      Delaware
Shadows Productions, Ltd.                                         United Kingdom
Shadow Walkers Productions Ltd.                                   Canada
Shoot the Horse Productions, Inc.                                 Delaware
Sin Eater Productions, Inc.                                       Delaware
Small Cages Productions, Inc.                                     Delaware
SOB Productions, Inc.                                             Delaware
Spectak, LLC                                                      California
Speed Channel, Inc.                                               Delaware

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Sports Geniuses, Inc.                                         Delaware
Sports Holding, Inc.                                          Texas
Sports One, LLC                                               Delaware
SportSouth Holdings, LLC                                      Delaware
SportSouth Network, Ltd.                                      Delaware
Springwood Productions, Inc.                                  Delaware
Sprocket Music, Inc.                                          Delaware
STF Productions, Inc.                                         Delaware
Strange Universe Productions, Inc.                            California
Strange World Productions, Inc.                               Delaware
Strike-A-Match Productions, Inc.                              Delaware
Studios De La Playa, S.A. de C.V.                             Mexico
Sunshine Network (GP)                                         Florida
Sunshine Network, Inc.                                        Florida
Sunshine Network of Florida, Ltd.                             Florida
TCF Canadian TV Enterprises, Inc.                             California
TCF Digital Holdings, Inc.                                    Delaware
TCF Distributing, Inc.                                        California
TCF Eastern Europe, Inc.                                      Delaware
TCF Harsh Realm Productions, Inc.                             Delaware
TCF Hungary Film Rights Exploitation
  Limited Liability Company                                   Hungary
TCF Music Publishing, Inc.                                    Delaware
TCF Speed II Productions, Inc.                                Delaware
TCFTV Canadian Productions, Inc.                              Delaware
TCFTV Canadian Services, Inc.                                 Delaware
TCFTV CanPro II Inc.                                          Canada
TCFTV CanPro III Ltd.                                         Canada
TCFTV CanPro, Inc.                                            Delaware
TCFTV US Prodco #1, Inc.                                      Delaware
TCFTV US Prodco #2, Inc.                                      Delaware
TCFTV US Prodco #3, Inc.                                      Delaware
TCFTV US Prodco #4, Inc.                                      Delaware
TCFTV US Prodco #5, Inc.                                      Delaware
TCFTV US Prodco #6, Inc.                                      Delaware
TCFTV US Prodco #7, Inc.                                      Delaware
TCFTV US Prodco #8, Inc.                                      Delaware
TCFTV US Prodco #9, Inc.                                      Delaware
TCFTV US Prodco #10, Inc.                                     Delaware
TCFTV Van II Services Ltd.                                    Canada
TCFTV Van Services Ltd.                                       Canada
TCFTV Worldwide Productions, Inc.                             Delaware
The Barn Productions, Inc.                                    Delaware
The Colony Productions, Inc.                                  Delaware
The Fox Interactive Store, Inc.                               Delaware
The Fox Store, Inc.                                           Delaware
The Greenblatt Janollari Studio, Inc.                         Delaware
The Test Productions, Inc.                                    Delaware
Tomorrow Films Ltd.                                           Canada
Transient Films, Inc.                                         Delaware
Trash Productions, Inc.                                       Delaware
TVF II Productions, Inc.                                      Delaware
TVF Productions, Inc.                                         Delaware
TVM Productions, Inc.                                         Delaware
TVT License, Inc.                                             Delaware
Twelve Mile Road Productions Ltd.                             Canada
Twelve Mile Road Productions, Inc.                            Delaware
Twentieth Century Fox A/O                                     Russian Federation
Twentieth Century Fox Canada Limited                          Canada
Twentieth Century Fox Chile, Inc.                             Delaware
Twentieth Century Fox Distributing

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     Corporation                                                  Delaware
Twentieth Century Fox Film (East)
     Private Limited                                              Singapore
Twentieth Century Fox Film (Malaya)
     Sendirian Berhad                                             Malaysia
Twentieth Century Fox Film Belge S.A.                             Belgium
Twentieth Century Fox Film Company
     (Export) Limited                                             UK
Twentieth Century Fox Film Company Limited                        UK
Twentieth Century Fox Film Company
     Services Limited                                             UK
Twentieth Century Fox Film Corporation                            Delaware
Twentieth Century Fox Film Corporation
     (Australia) Pty. Limited                                     Australia
Twentieth Century Fox Film Corporation
     Societe D'Exploitation Pour La Suisse                        Switzerland
Twentieth Century Fox Film de
     Mexico, S.A.                                                 Mexico
Twentieth Century Fox Film Distributors
     Pty. Limited                                                 Australia
Twentieth Century Fox Film
     Netherlands B.V.                                             Netherlands
Twentieth Century Fox Films S.A.                                  Panama
Twentieth Century Fox France, Inc.                                Delaware
Twentieth Century Fox Home Entertainment AB                       Sweden
Twentieth Century Fox Home
     Entertainment Australia Pty. Limited                         Australia
Twentieth Century Fox Home
     Entertainment B.V.                                           Netherlands
Twentieth Century Fox Home
     Entertainment Canada Limited                                 Canada
Twentieth Century Fox Home
     Entertainment Mexico S.A. de C.V.                            Mexico
Twentieth Century Fox Home
     Entertainment Espana S.A.                                    Spain
Twentieth Century Fox Home
     Entertainment France S.A.                                    France
Twentieth Century Fox Home
     Entertainment Germany GmbH                                   Germany
Twentieth Century Fox Home
     Entertainment Italia S.r.l.                                  Italy
Twentieth Century Fox Home
     Entertainment Japan KK                                       Japan
Twentieth Century Fox Home
     Entertainment Korea                                          Korea
Twentieth Century Fox Home
     Entertainment Latin America, Inc.                            Cayman Islands
Twentieth Century Fox Home
     Entertainment Limited                                        UK
Twentieth Century Fox Home
     Entertainment Middle East, Inc.                              Delaware
Twentieth Century Fox Home
     Entertainment South Pacific Pty. Limited                     Australia

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Twentieth Century Fox Home
     Entertainment, Inc.                                          Delaware
Twentieth Century Fox Hong Kong, Inc.                             Delaware
Twentieth Century Fox Import Corporation                          New York
Twentieth Century Fox India, Inc.                                 Delaware
Twentieth Century Fox Inter-America, Inc.                         New York
Twentieth Century Fox International
     Corporation                                                  New York
Twentieth Century Fox International
     Limited                                                      UK
Twentieth Century Fox International
     Telecommunications Distribution, Inc.                        Delaware
Twentieth Century Fox International
     Television Distribution, Inc.                                Delaware
Twentieth Century Fox International
     Television, Inc.                                             New York
Twentieth Century Fox International
     Theatrical Distribution, Inc.                                Delaware
Twentieth Century Fox Italy S.p.A., Inc.                          Delaware
Twentieth Century Fox Italy S.p.A., Inc.                          Italy
Twentieth Century Fox Japan, Inc.                                 New York
Twentieth Century Fox Korea, Inc.                                 Korea
Twentieth Century Fox Latin America
     Theatrical, Inc.                                             Cayman Islands
Twentieth Century Fox Licensing &
     Merchandising Limited                                        UK
Twentieth Century Fox Merchandise Store, Inc.                     Delaware
Twentieth Century Fox Norway A.S.                                 Norway
Twentieth Century Fox of Germany GmbH                             Germany
Twentieth Century Fox Pakistan, Inc.                              Delaware
Twentieth Century Fox Pay Television
     (Australia) Pty. Limited                                     Australia
Twentieth Century Fox Peruana S.A.                                Peru
Twentieth Century Fox Philippines, Inc.                           Philippines
Twentieth Century Fox Productions Limited                         UK
Twentieth Century Fox, Puerto Rico Inc.                           Puerto Rico
Twentieth Century Fox Studio Club                                 California
Twentieth Century Fox Telecommunications
     International, Inc.                                          Delaware
Twentieth Century Fox Television Limited                          UK
Twentieth Century Fox Thailand, Inc.                              New York
Twentieth Century Fox Titanic Productions, Inc.                   California
Twentieth Century Fox Trinidad Limited                            Trinidad
Twentieth Century Fox Worldwide
     Productions, Inc.                                            Delaware
Twentieth Century Fox Inc., U.S.A.                                Delaware
Twentieth Century Fox, Sweden Aktiebolaget                        Sweden
Twentieth Television, Inc.                                        Delaware
Twenty-First Century Film Corporation                             Delaware
Twenty-First Century Fox Corporation                              Delaware
Twenty-First Century Fox Film Company
     Limited                                                      UK
Twenty-First Century Fox Film Distributors

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     Pty. Limited                                                 Australia
Twenty-First Century Fox Italy S.r.1                              Italy
Twenty-First Century Fox Mexico,
     S.A. de C.V.                                                 Mexico
Twenty-First Century Fox Productions, Inc.                        Delaware
Twenty-First Century Fox Varieties, Inc.                          New York
TX Productions, Inc.                                              Delaware
UEG Productions, Inc.                                             California
United Entertainment Group, Inc.                                  Delaware
United Television Sales, Inc.                                     California
USLaws, Inc.                                                      Delaware
UTV of Baltimore, Inc.                                            Delaware
UTV of Orlando, Inc.                                              Delaware
UTV of San Francisco, Inc.                                        California
Van Ness Films, Inc.                                              Delaware
Venue Merchandising, Inc.                                         California
Very Imaginative Pictures, Inc.                                   California
WAGA License, Inc.                                                Delaware
WBRC and WGHP Holdings Corporation                                Delaware
WBRC and WGHP Television Corporation                              Delaware
WBRC License, Inc.                                                Delaware
WDAF License, Inc.                                                Delaware
WDAF Television, Inc.                                             Delaware
Wedron Silica Company                                             Delaware
Welcome Productions Ltd.                                          Canada
West End Circle Studios, Inc.                                     Delaware
Westgate Productions, Inc.                                        Delaware
WFXT, Inc.                                                        Delaware
WGHP License, Inc.                                                Delaware
WITI License, Inc.                                                Delaware
WJBK License, Inc.                                                Delaware
WJW License, Inc.                                                 Delaware
Wolg Productions, Inc.                                            Delaware
World War III Productions Ltd.                                    Canada
World War III Productions, Inc.                                   Delaware
WWOR-TV, Inc.                                                     Ohio
X-F Productions, Inc.                                             Delaware
XM2 Productions, Inc.                                             Delaware